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                                                                   EXHIBIT 10.38

[LOGO OF UNITED STATES POSTAL SERVICE]

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                                                                                                                 -------------------
     AMENDMENT TO SOLICITATION                                                                                      Amendment No.
                                                                                                                          6
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                                                                                Page 1         of   5

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                                                      1. Solicitation Amendment Pursuant To
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
a. Solicitation No.    b. Date of Solicitation     c. Contract No.     d. Begin Contract Term     e. End Contract Term
      HQ-2001-12               04-23-01                                        08-27-01                   08-27-06
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f. For Mail Service    City & State                                      City & State
   in or Between                     VARIOUS POINTS
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2. Bidder/Offeror Name and Address (Print or Type)
                                                                          3. Issued By
Evergreen Aviation Ground Logistics Enterprises
3850 Three Mile Lane                                                      U S Postal Service
McMinnville, OR 97128                                                     475 L'Enfant Plaza
                                                                          Room 4900
                                                                          Washington DC 20260-6210

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                                                                          4. Date Issued

                                                                                                 06-28-01
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5. Description of Amendment Modification

Solicitation is amended as specified on four-page attachment.

See Attachment






Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.
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6. The above numbered solicitation is amended as set forth in Block 5.
     Note: Offerors must acknowledge receipt of this amendment prior to the date and time specified in the solicitation by one of the following methods by:

           a. Signing and returning one copy of the amendment;
           b. Acknowledging receipt of this amendment on each copy of the bid/proposal submitted; or
           c. Submitting separate letter or telegram, which includes a reference to the solicitation and amendment numbers.

   FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED FOR RECEIPT OF BIDS/PROPOSALS MAY RESULT IN REJECTION OF YOUR BID/PROPOSAL.

   If, by virtue of this amendment, you desire to change a bid/proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

[_] If this box is checked, the date and time specified for receipt of the bid/proposal is extended to: 4:00 P.M. ______________________________
                                       Date                   Time

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                         7. Bidder/Offeror                                                  8. U.S. Postal Service
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
The receipt of this Amendment to Solicitation is hereby acknowledge:        The U.S. Postal Service has hereby issued this Amendment
                                                                            to Solicitation

     /s/ Michael R. Spencer                   06/28/01                          /s/ Charles A. Pawlus                 06/28/01
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    (Signature of Bidder/offeror)              (Date)                          (Signature of Contracting Officer)       (Date)


     Michael R. Spencer Sr. V.P. Finance                                          Charles A. Pawlus
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    (Name and Title of bidder/offeror)                                           (Title of Contracting Officer)

                                                                            Purchasing Specialist
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PS FORM 7330, October 1994
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

Amendment #6 dated June 28, 2001

1. The frequency is changed to: "Service will be daily except Mondays, Labor Day, Day after Labor day, Thanksgiving, Christmas Day, New Years Day, Memorial Day, Day after Memorial Day, Independence Day, Columbus Day, Veterans Day, Martin Luther King Day, Presidents Day.
     Annual operation will total 305.00 days per year.

2.   Change the following in:

     Attachment A, Package 3 -- Delete Amarillo TX P & DC
     Attachment B, Package 3 -- Delete Amarillo TX P & DC
     Attachment C, Package 3 -- Delete Amarillo TX P & DC
     Attachment D, Package 3 -- Delete Amarillo TX P & DC
     Attachment E, Package 3 -- Delete Amarillo TX P & DC

3.   Change the following in:

     Attachment A, Package 1; Change Honolulu Destinating volume of 39,900 lbs to Originating volume. Destinating volume is 0.

     Attachment B, Package 1; Change Honolulu Destinating volume of 39,900 lbs to Originating volume. Destinating volume is 0. Change "First Mail Available" to 23:00, Change "Last Mail to Ground Handler" to 3:00, Change "Earliest Tender to Aviation Supplier" to 1:30, Change "Latest Tender Time to Aviation Supplier" to 4:00, Change "Aircraft Departure Time" to 5:00. Change "Aircraft Arrival Time" to N/A, Change "All Mail Delivered to Ground Handler" to N/A, Change "Ground Handler Delivers Mail to AMC/AMF/Truck" to N/A, Change "Specific Number of Seperations" to N/A.

     Attachment D, Package 1; Change Honolulu Originating volume to 39,900 lbs, Change "Earliest Tender to Aviation Supplier" to 1:30, Change "Latest Tender Time to Aviation Supplier" to 4:00, Change "Aircraft Departure Time" to 5:00, Change "Minimum AMJ, DEMI, LD3 Containers" to 3, Change "Maximum AMJ, DEMI, LD3 Containers" to 7.

     Attachment E, Package 1; Delete all information on Honolulu.

4.   Change the following in:

     Attachment B, Package 4; Change Anchorage "First Mail Available" to 11:00, Change "Last Mail to Ground Handler" to 14:00, Change "Earliest Tender to Aviation Supplier" to 10:00, Change "Latest Tender Time to Aviation Supplier" to 14:50, Change "Aircraft Departure Time" to 15:50; Change "Aircraft Arrival Time" to 7:30, Change "All Mail Delivered to Ground Handler" to 8:30, Change "Ground Handler Delivers Mail to AMC/AMF/Truck" to 9:30.

5.   Change the following in:

     Attachment A, Package 7; Change Destinating volume for Chicago to 135,171 lbs.

     Attachment B, Package 7; Change Destinating volume for Chicago to 135,171 lbs. Request THS tug and dolly all Destinating Mail to the Chicago AMC. USPS will break all Destinating Air Containers.

Amendment #6 dated June 28, 2001

6.   Change B.8 F4, 16 to read as follows:

     16)a. The THS will be required to complete the "Container Closeout Slip" and attach to container placard to each container. This slip provides information on weight, who weighted container, the Z-date and the Z-time, and identification of the person responsible for building of the container.

     16)b. Placard all containers tendered to the aviation supplier. Placards must contain destination, weight, and mail type. USPS will develop and supply all placards.

7. Change Attachment B, Package 7, Minneapolis, Change "All Mail Delivered to Ground Handler" to 20:08, Change "Ground Handler Delivers Mail to AMC/AMF/Truck" to 21:08, Change "Specific Number of Separations" to 6. Change Package 7, Details, Minneapolis to the following: "Minneapolis will require terminal handling services for originating mail and destinating mail.

8. Change B.8 K. Scanning to read as follows: "The THS is responsible to perform the scanning of mail or equipment, once scanning equipment is procured by the USPS. The THS should be aware, that the THS may be required to scan mail being loaded into and unloaded from all containers. The requirement may encompass the loading and unloading of air or surface containers or both, as well as empty equipment.

9. Weekend Operations. The following locations will receive the Destinating Mail at the following times (Different then listed in solicitation):

     CRW -- Saturday, Aircraft scheduled to arrive at 1:32 AM Sunday, All Mail Available to Ground Handler at 2:30 AM

     CRW -- Sunday, Aircraft scheduled to arrive at 20:24 Sunday, All Mail Available to Ground Handler at 21:24.

     GFK -- Saturday, Aircraft scheduled to arrive at 18:32 Saturday, All Mail Available to Ground Handler at 19:32.

     GFK -- Sunday, Aircraft scheduled to arrive at 19:41 Sunday, All Mail Available to Ground Handler at 20:41.

     FSD -- Saturday, Aircraft scheduled to arrive at 20:00 Saturday, All Mail Available to Ground Handler at 21:00.

     FSD -- Sunday, Aircraft scheduled to arrive at 18:05 Sunday, All Mail Available to Ground Handler at 19:05.

     ICT -- Saturday, Aircraft scheduled to arrive at 8:05 Sunday, All Mail Available to Ground Handler at 9:05.

     ICT -- Sunday, Aircraft scheduled to arrive at 17:33 Sunday, All Mail Available to Ground Handler at 18:33.

     LAX -- Saturday, Aircraft scheduled to arrive at 18:43, All Mail Available to Ground Handler at 19:43.

Amendment #6 dated June 28, 2001

     LAX -- Sunday, Aircraft scheduled to arrive at 17:01 Sunday, All Mail Available to Ground Handler at 18:01.

     SMF -- Saturday, Aircraft scheduled to arrive at 19:32, All Mail Available to Ground Handler at 20:32.

     SMF -- Sunday, Aircraft scheduled to arrive at 17:03 Sunday, All Mail Available to Ground Handler at 18:03.

     ATL -- Saturday, Aircraft scheduled to arrive at 4:37 Sunday, All Mail Available to Ground Handler at 5:37.

     ATL -- Sunday, Aircraft scheduled to arrive at 18:20 Sunday, All Mail Available to Ground Handler at 19:20.

     FLL -- Saturday, Aircraft scheduled to arrive at 19:12, All Mail Available to Ground Handler at 20:12

     FLL -- Sunday, Aircraft scheduled to arrive at 19:12 Sunday, All Mail Available to Ground Handler at 20:12.

     MIA -- Saturday -- No Flight

     MIA -- Sunday, Aircraft scheduled to arrive at 19:09 Sunday, All Mail Available to Ground Handler at 20:09.

     TYS -- Saturday, Aircraft scheduled to arrive at 4:45 Sunday, All Mail Available to Ground Handler at 5:45.

     TYS -- Sunday, Aircraft scheduled to arrive at 17:31 Sunday, All Mail Available to Ground Handler at 18:31.

     SHV -- Saturday, Aircraft scheduled to arrive at 3:03 Sunday, All Mail Available to Ground Handler at 4:03

     SHV -- Sunday, Aircraft scheduled to arrive at 16:59 Sunday, All Mail Available to Ground Handler at 17:59.

     DFW -- Saturday, Aircraft scheduled to arrive at 5:45 Sunday, All Mail Available to Ground Handler at 6:45.

     DFW -- Sunday, Aircraft scheduled to arrive at 17:55 Sunday, All Mail Available to Ground Handler at 17:55.

     IAH -- Satuday, Aircraft scheduled to arrive at 8:00 Sunday, All Mail Available to Ground Handler at 9:00.

     IAH -- Sunday, Aircraft scheduled to arrive at 19:05 Sunday, All Mail Available to Ground Handler at 20:05.

     CVG -- Saturday, Aircraft scheduled to arrive at 6:37 Sunday, All Mail Available to Ground Handler at 7:37.

Amendment #6 dated June 28, 2001

     CVG -- Sunday, Aircraft scheduled to arrive at 18:00 Sunday, All Mail Available to Ground Handler at 19:00.

     MCI -- Saturday, Aircraft scheduled to arrive at 7:16 Sunday, All Mail Available to Ground Handler at 8:16

     MCI -- Sunday, Aircraft scheduled to arrive at 17:45 Sunday, All Mail Available to Ground Handler at 18:45.

     MSY -- Saturday, Aircraft scheduled to arrive at 3:31 Sunday, All Mail Available to Ground Handler at 4:31

     MSY -- Sunday, Aircraft scheduled to arrive at 16:38 Sunday, All Mail Available to Ground Handler at 17:38.

     OKC -- Saturday, Aircraft scheduled to arrive at 5:36 Sunday, All Mail Available to Ground Handler at 6:36

     OKC -- Sunday, Aircraft scheduled to arrive at 17:09 Sunday, All Mail Available to Ground Handler at 18:09.

     ORF -- Saturday, Aircraft scheduled to arrive at 11:59 Sunday, All Mail Available to Ground Handler at 12:59

     ORF -- Sunday, Aircraft scheduled to arrive at 19:30 Sunday, All Mail Available to Ground Handler at 20:30.

     RNO -- Saturday, Aircraft scheduled to arrive at 11:33 Sunday, All Mail Available to Ground Handler at 12:33.

     RNO -- Sunday, Aircraft scheduled to arrive at 17:06 Sunday, All Mail Available to Ground Handler at 18:06.

     SDF -- Saturday, Aircraft scheduled to arrive at 4:28 Sunday, All Mail Available to Ground Handler at 6:28.

     SDF -- Sunday, Aircraft scheduled to arrive at 18:38 Sunday, All Mail Available to Ground Handler at 19:38.

     TUL -- Saturday, Aircraft scheduled to arrive at 4:07 Sunday, All Mail Available to Ground Handler at 5:07.

     TUL -- Sunday, Aircraft scheduled to arrive at 18:43 Sunday, All Mail Available to Ground Handler at 19:43.